UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Asterias Biotherapeutics, Inc.
(Name of Registrant as Specified in Its Charter)
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6300 Dumbarton Circle Fremont, CA 94555 T: 510-456-3800, F: 510-456-3796 www.asteriasbiotherapeutics.com

May 19, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Asterias Biotherapeutics, Inc., which will be held on Thursday, June 9, 2016 at 2:00 p.m. at the offices of Dentons US LLP, located on the 24th Floor at 1221 Avenue of the Americas, New York, NY 10020-1089.

If you plan on attending the Annual Meeting in person, we encourage you to email us in advance at InvestorRelations@asteriasbio.com, so that we can add your name to the list of attendees for building security purposes. You must bring a valid government-issued photo identification such as a valid driver’s license or passport to be admitted to into the building, and proof of ownership of the Company's stock to be admitted to the Annual Meeting.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Judith Segall
Corporate Secretary and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Asterias Biotherapeutics, Inc. (the “Company”, “Asterias”, “we”, “us” or “ours”) will be held at 2:00 p.m. in the offices of Dentons US LLP located on the 24th Floor at 1221 Avenue of the Americas, New York, NY 10020-1089 on June 9, 2016 for the following purposes:

1.   To elect nine (9) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are Andrew Arno, Don M. Bailey, Stephen L. Cartt, Alfred D. Kingsley, Richard T. LeBuhn, Aditya Mohanty, Natale S. Ricciardi, Howard I. Scher and Michael D. West;

2.   To make certain amendments to the 2013 Equity Incentive Plan, including an increase in the number of shares issuable under the plan to 11.0 million shares, an increase of 3.0 million shares;

3.   To ratify the appointment of OUM as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016;

4.   To hold an advisory vote on executive compensation; and

5.   To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on May 3, 2016 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting or any postponement or adjournment of the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held June 9, 2016.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K, are available at: http://www.astproxyportal.com/ast/18617/

By Order of the Board of Directors,

Judith Segall
Corporate Secretary and Director

Fremont, California
May 19, 2016

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	4
Directors and Nominees	4
Director Independence	6
Board Recommendation	7
CORPORATE GOVERNANCE	8
Directors’ Meetings	8
Process for Communicating with Board Members	8
Code of Ethics	8
Board Leadership Structure	8
The Board’s Role in Risk Management	8
Committees of the Board	9
Compensation of Directors	11
Executive Officers	12
Other Key Employees	13
EXECUTIVE COMPENSATION	14
SUMMARY COMPENSATION TABLE	14
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	15
Employment Agreements; Change in Control Payments	16
SECURITIES AUTHORIZED FOR ISSUANCE UNDER 2013 EQUITY INCENTIVE PLAN	17
PROPOSAL NO. 2 - APPROVAL OF AMENDMENTS TO THE PLAN, TO AMONG OTHER THINGS, TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER BY 3,000,000 SHARES	18
Background	18
Summary of the Plan	18
New Plan Benefits	21
NEW PLAN BENEFITS SUBJECT TO SHAREHOLDER APPROVAL - THE PLAN	21
Vote Required	21
Board Recommendation	21
PRINCIPAL STOCKHOLDERS	22
Certain Relationships and Related Transactions	24
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934	26
PROPOSAL NO. 3 - RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	27
Audit Fees, Audit Related Fees, Tax Fees and Other Fees	28
Pre-Approval of Audit and Permissible Non-Audit Services	28
PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	29
PROPOSALS OF STOCKHOLDERS	30
ANNUAL REPORT	30
HOW TO ATTEND THE ANNUAL MEETING	31

i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2016

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q: Why have I received this proxy statement?

We are holding our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, and more fully described in this proxy statement. The following proposals are expected to be considered and voted upon at the Annual Meeting: (1) election of directors, (2) approving an amendment the Company's 2013 Equity Incentive Plan (the “Plan”) to make certain amendments to the Plan, including an increase in the number of shares of our common stock, par value $0.0001 per share (the “Shares”) issuable under the plan to 11.0 million shares, an increase of 3.0 million shares, (3) ratifying the appointment of OUM & Co. LLP (“OUM”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016, and (4) the executive compensation of the Company's named executive officers, on an advisory basis. This proxy statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of Asterias Biotherapeutics, Inc., a Delaware corporation having its principal offices at 6300 Dumbarton, Fremont, California, 94555 in connection with the Annual Meeting of Stockholders to be held at 2:00 pm on June 9, 2016, at the offices of Dentons US LLP located on the 24th Floor at 1221 Avenue of the Americas, New York, NY 10020-1089.

Q: Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 3, 2016 are entitled to notice of and to vote at the Meeting. As of May 3, 2016, there were 38,683,975 Shares issued and outstanding and entitled to vote.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by stockholders?

Directors will be elected by a plurality of the votes cast at the Meeting. The other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares present and voting on the matter, provided that the affirmative vote cast constitutes a quorum. A quorum consists of a majority of the outstanding Shares entitled to vote. Please note that the proposal to approve the executive compensation of the Company's named executive officers is advisory, and the outcome of such vote is not binding on the Company.

Q: How many votes do my shares represent?

Each Share is entitled to one vote in all matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate, or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of Shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees, or you may withhold your vote from one or more nominees. For the other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

•	deliver to the Secretary of Asterias a written revocation; or
•	deliver to the Secretary of Asterias a signed proxy bearing a date subsequent to the date of the proxy being revoked; or
•	attend the Meeting and vote in person.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as director, (2) approval of the amendment to the Plan, (3) ratification of the appointment of OUM as the Company’s independent registered public accountants and (4) approval of the Company's executive compensation of its named executive officers.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as director, (2) approval of the amendment to the Plan, (3) ratification of OUM as the Company's independent registered public accountants and (4) approval of the Company's executive compensation for its named executive officers.

Beneficial Owners. If, as explained below, you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may have the discretionary authority to vote on certain routine matters such as the ratification of the Company's independent registered public accountants, but do not have discretionary authority to vote in the election of directors, the amendment to the Plan or with respect to the Company's executive compensation. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this proxy statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this proxy statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Annual Meeting?

The Company will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of mail, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Annual Meeting?

If you plan on attending the Meeting in person, please read the “How to Attend the Annual Meeting” section of this proxy statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your Shares in person.

This proxy statement and the accompanying form of proxy is first being sent or given to our stockholders on or about May 24, 2016.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Meeting, nine directors will be elected to hold office until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. Eight of the nine nominees are currently serving as our directors, and Aditya Mohanty is the sole nominee who is presently not a member on the Board of Directors. None of our directors, executive officers or nominees for director is related by family to any other director, executive officer or nominee for director. If any nominee for director is unavailable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board of Directors. Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

Directors and Nominees

Andrew Arno, 56, has 30 years of experience working with emerging growth companies. He is currently Vice Chairman of The Special Equities Group at Chardan Capital Markets, LLC, a privately held investment banking firm, and from June 2013 until July 2015 served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the board of Smith Micro Software, Inc. and OncoCyte, Inc., a majority-owned subsidiary of our majority shareholder, BioTime, Inc. (“BioTime”).

Mr. Arno brings over 30 years’ experience handling a wide range of corporate and financial matters and his background as an investment banker and strategic advisor to emerging growth companies qualifies him to serve on our board of directors.

Don M. Bailey, 70, has been a director and our Chairman since February 2016. Mr. Bailey served as President and Chief Executive Officer of Questcor Pharmaceuticals, Inc. from November 2007 until Questcor was acquired by Mallinckrodt plc in August 2014. He was also a director of Mallinckrodt plc from August 2014 to March 2016, and during this time he was the Chairman of its portfolio committee. He initially joined the Questcor board in 2006 as an independent director. From June 2015 until May 2016 Mr. Bailey was also a director and audit committee Chair of Biotie Therapeutics Corp., a clinical-stage pharmaceutical company headquartered in Turku, Finland. Mr. Bailey was the non-executive Chairman of the board of directors of STAAR Surgical Company from April 2005 until January 2014 and a member of its board until June 2014. STAAR Surgical Company is a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies. Mr. Bailey was the Chairman of the board of directors of Comarco, Inc., a defense services company transformed into a wireless communication products company, from 1998 until 2007, where he served as Chief Executive Officer from 1991 until 2000. Mr. Bailey holds a B.S. degree in mechanical engineering from the Drexel Institute of Technology, an M.S. degree in operations research from the University of Southern California, and an M.B.A. from Pepperdine University. Mr. Bailey has also served as a board member on several non-profit and academic enterprises. Mr. Bailey serves on the board of the Business School at Chapman University in Orange, CA and is a Founding Board member of the University of California Irvine’s (UCI) Applied Innovation Institute.

Mr. Bailey’s qualifications to serve on our Board include his extensive knowledge of the pharmaceuticals industry and his significant experience as an executive and board member of publicly traded and private pharmaceutical companies.

Stephen L. Cartt, 53, has been our President and Chief Executive Officer and a director since February 2016. Mr. Cartt served as Chief Operating Officer of Questcor Pharmaceuticals, Inc., from February 2012 until August 2014, when the company was acquired by Mallinckrodt plc. Mr. Cartt served as Chief Operating Officer of the Autoimmune and Rare Diseases Business Unit of Mallinckrodt plc on an interim basis following the merger with Questcor from August 2014 until October 2014. Mr. Cartt joined Questcor as Executive Vice President, Corporate Development, in March 2005. He was later appointed Chief Business Officer before being appointed Chief Operating Officer. Mr. Cartt was a private consultant from August 2002 until March 2005. From March 2000 through August 2002, Mr. Cartt was the Senior Director of Strategic Marketing for Elan Pharmaceuticals. Prior to that, Mr. Cartt held a variety of R&D and Commercial positions at ALZA Corporation from July 1985 to March 2000. Mr. Cartt holds a B.S. degree from the University of California at Davis in Biochemistry, and an M.B.A. from Santa Clara University.

Mr. Cartt brings to our Board his many years of experience in the pharmaceutical industry, including experience in senior management of Questcor, a rapidly growing biopharmaceutical company prior to its acquisition by Mallinckrodt plc.

Alfred D. Kingsley, 73, joined our Board of Directors and became Chairman of the Board in September 2012 and Executive Chairman during March 2014. Mr. Kingsley is Chairman of the Board of BioTime and is on the board of directors of OncoCyte, Inc. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt Corp. served as BioTime’s financial advisor from 1998 until June 30, 2009. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley holds a B.S. degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. Mr. Kingsley has been instrumental in structuring our initial equity financings, and in negotiating the Asset Contribution Agreement with Geron through which we acquired most of our stem cell assets. Mr. Kingsley, along with entities that he controls, is currently one of BioTime’s largest shareholders.

Richard T. LeBuhn, 51, has served since June 2006 as Senior Vice President of Broadwood Capital, Inc., the investment manager of Broadwood Partners, L.P. Previously, Mr. LeBuhn was Principal of Broadfield Capital Management, LLC, a private investment firm, from 2005 to 2006, and Vice President of Derchin Management, a private investment firm, from July 2002 to May 2005. Earlier in his career, Mr. LeBuhn founded and was Managing Member of Triple Eight Capital, LLC, an investment analysis and financial advisory firm, was Managing Director of Craig Drill Capital, Inc., a private investment firm, and served as an operating business manager for Chubb and Son, Inc., the property and casualty insurance division of The Chubb Corporation. Mr. LeBuhn received a M.B.A. in Finance with Distinction from Columbia University Graduate School of Business in 1996. He received a B.A. in Economics from St. Lawrence University in 1988. Mr. LeBuhn currently serves as a director of Comarco, Inc.

Mr. LeBuhn’s qualifications to serve on our Board include, among others, his extensive experience as an investor in public companies, his extensive financial analyst background, his financial and management expertise, and his ability to provide advice on various matters, including matters pertaining to accounting and corporate governance matters.

Aditya Mohanty, 48, is a new nominee to the Company's Board of Directors. Mr. Mohanty joined our majority shareholder, BioTime, Inc. as its Chief Operating Officer in December 2014, and it currently its Co-Chief Executive Officer. Mr. Mohanty previously served in a number of executive positions at Shire plc, including as President/Head Regenerative Medicine from 2013 to 2014, as Senior Vice President, Business and Technical Operations from 2012 to 2013, as Global Franchise Head MPS from 2010 to 2012, and as Vice President of Operations/Product General Manager from 2005 to 2012. Shire plc is a biotechnology company focused on research, development and commercialization of novel biological products for rare diseases. Mr. Mohanty was VP of Manufacturing and Operations at Transkaryotic Therapies, Inc. from 2002 to 2005 when it was acquired by Shire. Before joining Transkaryotic Therapies, Mr. Mohanty held a number of management positions at Baxter Healthcare Corporation, Bioscience Division from 1990 to 2002. Mr. Mohanty is currently on the board of directors of OncoCyte, Inc. Mr. Mohanty received an M.B.A. degree from Saint Mary’s College, an M.S. in Chemical Engineering from Clarkson University, and a B. Tech in Chemical Engineering from REC Trichy, in India.

Mr. Mohanty has over 25 years of experience in the biotechnology industry, and brings to the Company expertise in business operations and management.

Natale S. Ricciardi, 67, spent his entire 39-year biopharmaceutical career at Pfizer Inc, retiring in 2011 as a member of the Pfizer Executive Leadership Team after holding the positions of President, Pfizer Global Manufacturing and Senior Vice President of Pfizer Inc. In addition to his corporate leadership role, he was directly responsible for all of Pfizer’s internal and external supply organization, a global enterprise that grew to more than 100 manufacturing facilities supplying small and large molecule pharmaceuticals, vaccines, consumer, nutrition and animal health products. Mr. Ricciardi maintained responsibility for global manufacturing activities from 2004 through 2011. Previously, from 1999 to 2004, he had oversight for Pfizer’s US manufacturing operations and from 1995 to 1999 was Vice President of Manufacturing for Pfizer’s Animal Health Group. Mr. Ricciardi received a B.E.

degree in Chemical Engineering from The City College of New York (CCNY) and an M.B.A. in Finance and International Business from Fordham University. He currently serves on the Advisory Board of HealthCare Royalty Partners and is a Director of Dynavax Technologies Corporation and Rapid Micro Biosystems, Inc. He also serves as a member of the CCNY 21st Century Foundation.

Mr. Ricciardi’s long career at Pfizer Inc. in a corporate leadership role and his extensive experience leading Pfizer's global manufacturing and supply operations qualifies him to serve on our board of directors.

Dr. Howard I. Scher, M.D., 64, recently joined the Board of Directors in April 2016. Dr. Scher has been the Chief of Genitourinary Oncology Service and D. Wayne Calloway Chair in Urologic Oncology at the Memorial Sloan-Kettering Cancer Center since 1992, and was previous a Professor of Medicine at the Joan and Sanford I. Weill Medical College at Cornell University. He currently serves as a member of scientific advisory boards of several public and private biotechnology companies, such as CytRx Oncology Corporation, Cougar Biotechnology, Inc., Ambrilia Biopharma Inc. and Conforma Therapeutics Corporation. He completed fellowships at Memorial Sloan Kettering Cancer Center and The New York Hospital-Cornell Medical Center. Dr. Scher received his B.S. Degree from Bates College and a M.D. Degree from the New York University School of Medicine.

Dr. Scher is internationally recognized for his expertise in clinical oncology with a focus on cancer of the prostate. He has extensive experience in the design of clinical trials for novel anti-cancer agents and has a particular interest in compounds acting via the HSP90 chaperone system. Dr. Scher's extensive academic and clinical background in the field of oncology qualifies him to serve on our board of directors.

Michael D. West, Ph.D., 63, Dr. West has been a director of Asterias since 2012, and was our Vice President from September 2012 to December 2015, except for an interim period from April 2014 to June 2014 when he served as our President and Chief Executive Officer. Dr. West was Chief Executive Officer of BioTime from October 2007 to October 2015, has been Co-Chief Executive Officer since October 2015, and has served on BioTime’s Board of Directors since 2002. Prior to becoming BioTime’s Chief Executive Officer, Dr. West served as Chief Executive Officer, President, and Chief Scientific Officer of Advanced Cell Technology, Inc., a company engaged in developing human stem cell technology for use in regenerative medicine. Dr. West also founded Geron Corporation, and from 1990 to 1998 he was a director and Vice-President of Geron, where he initiated and managed programs in telomerase diagnostics, oligonucleotide-based telomerase inhibition as anti-tumor therapy, and the cloning and use of telomerase in telomerase-mediated therapy wherein telomerase is utilized to immortalize human cells. From 1995 to 1998 he organized and managed the research between Geron and its academic collaborators, James Thomson and John Gearhart, which led to the first isolation of human embryonic stem and human embryonic germ cells. Dr. West is currently on the board of directors of OncoCyte, Inc. Dr. West received a B.S. Degree from Rensselaer Polytechnic Institute in 1976, an M.S. Degree in Biology from Andrews University in 1982, and a Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging.

Dr. West is an internationally renowned pioneer and expert in stem cell research, and has extensive academic and business experience in age-related degenerative diseases, telomerase molecular biology, and human embryonic stem cell research and development. Dr. West brings to our Board the proven ability to conceive of and manage innovative research and development programs that have made scientifically significant discoveries in the field of human embryonic stem cells, and the ability to build companies focused on the great potential of regenerative medicine.

Director Independence

Pursuant to the NYSE MKT Company Guide, no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. The Board considers, among other factors, the director’s current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director’s professional and family relationships with management and other directors; the relationships that the director’s current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer.

We have five independent directors on our Board. After considering the factors described in the previous paragraph, the Board has determined that Richard T. LeBuhn, Andrew Arno, Natale S. Ricciardi, Don Bailey and Howard Scher are independent. The NYSE MKT Company Guide requires that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.

In addition to their meetings as members of the Audit and Compensation Committees, the Company's independent directors meet at least annually without the presence of non–independent directors and management in person in fulfillment of this NYSE MKT requirement during fiscal year 2015.

Michael D. West, Judith Segall and, a non-incumbent director nominee, Aditya Mohanty, do not qualify as “independent” because they are full-time employees of our largest shareholder (and former parent company), BioTime. Alfred D. Kingsley does not qualify as “independent” because he served for a period of time as our Executive Chairman and also because he received compensation for serving in an executive role as Chairman of certain of BioTime’s subsidiaries. Robert W. Peabody does not qualify as “independent” because he was our Chief Financial Officer within the past three years. Stephen L. Cartt does not qualify as “independent” because he is currently our President and Chief Executive Officer.

Vote Required

The directors are elected by a plurality votes present or represented by proxy and entitled to vote at the Annual Meeting.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NINE NOMINEES: ANDREW ARNO; DON M. BAILEY; STEPHEN L. CARTT; ALFRED D. KINGSLEY; RICHARD T. LEBUHN; ADITYA MOHANTY; HOWARD I. SCHER; NATALE S. RICCIARDI; AND MICHAEL D. WEST, PH.D.

CORPORATE GOVERNANCE

Directors’ Meetings

Pursuant to the NYSE MKT Company Guide our Board of Directors meets on at least a quarterly basis. During the fiscal year ended December 31, 2015, our Board of Directors met 12 times including seven times via teleconference. None of our current directors attended fewer than 75% of the meetings of the Board. All of the directors who were on the Board of Directors at the time of the 2015 Annual Meeting attended the 2015 Annual Meeting. Directors are encouraged to attend our annual meetings of stockholders, although they are not formally required to do so.

Process for Communicating with Board Members

Interested parties may communicate with any and all members our Board by transmitting correspondence addressed to one or more Directors by name at the following address: Asterias Biotherapeutics, Inc., 6300 Dumbarton, Fremont, California, 94555, c/o Corporate Secretary. Communications from our stockholders to one or more Directors will be collected and organized by our Corporate Secretary and will be forwarded to the Chairman of the Board or to the identified Director(s) as soon as practicable. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

The Chairman of the Board will determine whether any communication addressed to the entire Board should be properly addressed by the entire Board or a committee thereof. If a communication is sent to the Board or a Committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.asteriasbiotherapeutics.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although Stephen Cartt is our Chief Executive Officer and is a member of our Board, Don M. Bailey currently serves as Chairman of the Board. Although Mr. Bailey is not an executive officer of Asterias in his capacity as Chairman of the Board he plays an active role in the structuring and oversight of Asterias financings and the operation of our business. This structure allows our Chief Executive Officer to focus on innovation in our stem cell research programs, building our intellectual property portfolio, and fostering relationships within the bioscience industry. The Company believes that the Chairman can provide support and advice to the Chief Executive Officer, collaborate with the Chief Executive Officer on setting a strategic direction for the Company, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and Asterias’ other senior management as well as interface with our other non-management directors with respect to corporate governance matters, financing, and strategic planning.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. In addition, the “Disinterested Directors”

on our Board of Directors must approve certain business transactions between Asterias and its executive officers, directors, and stockholders who beneficially own 5% or more of our Shares under the terms of our Interested Person Transaction Policy explained in this proxy statement in the section “PRINCIPAL STOCKHOLDERS—Certain Relationships and Related Transactions”.

Committees of the Board

Audit Committee

The audit committee currently consists of Mr. LeBuhn (chair), Mr. Arno, Mr. Ricciardi and Mr. Bailey. Our board of directors has determined that each member of the audit committee is an independent director under Section 803(A)(2) of the NYSE MKT Company Guide and meets the applicable additional eligibility standards for audit committee service under Section 803(B)(2) of the NYSE MKT Company Guide. In addition, our board of directors has determined that Mr. LeBuhn qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. LeBuhn’s expertise is based on his experience and qualifications described under “Directors” above.

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes, including our internal controls system, and audits of our financial statements. The responsibilities of the audit committee include appointing and providing for the compensation of an independent registered public accounting firm to conduct an annual audit of our financial statements, overseeing the work and evaluating the performance of the independent auditor, reviewing and evaluating our accounting principles and practices, approving all professional services to be provided to us by our independent registered public accounting firm, reviewing and overseeing any related party transactions, overseeing implementation and enforcement of our insider trading policy and reviewing and evaluating any significant financial risk exposures facing our company and the steps our management has taken to control and monitor such exposures. The audit committee is governed by a written charter approved by our board of directors. A copy of the Audit Committee charter has been posted on our internet website and may be found at www.asteriasbiotherapeutics.com.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to Asterias’ audited financial statements for the year ended December 31, 2015. This report was prepared during March 2016 while Mr. LeBuhn, Mr. Arno and Mr. Ricciardi were the members of the Audit Committee. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Asterias specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of OUM & Co., LLP, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2015. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our auditors also audit our internal control over financial reporting. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015. Our auditors also discussed with the Audit Committee the adequacy of the Company’s internal control over financial reporting.

The Audit Committee members discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Our auditors submitted to the Audit Committee the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2015 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee:
Richard LeBuhn (Chairman), Andrew Arno and Natale Ricciardi

Compensation Committee

The compensation committee currently consists of Mr. Ricciardi (chair), Mr. Arno and Mr. LeBuhn. Our Board of Directors has determined that each member of the Compensation Committee is an independent director under, as defined in the NYSE MKT Company Guide. None of the directors who served on the Compensation Committee during the last fiscal year was a current or former officer or employee of Asterias, or had any relationship with Asterias requiring disclosure in this report under Item 404 of SEC Regulation S-K. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our Equity Incentive Plan. The Compensation Committee recommends to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.asteriasbiotherapeutics.com.

Compensation Committee Interlocks

During last fiscal year, none of our executive officers served as (a) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors, (b) a director of another entity, one of whose executive officers served on our Board of Directors, or (c) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors.

Nominating and Corporate Governance Committee and Nominating Policies and Procedures

The Nominating and Corporate Governance Committee currently consists of Mr. LeBuhn (chair), Mr. Arno, Mr. Ricciardi and Mr. Bailey. The Nominating and Corporate Governance Committee held two meeting in 2015. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating and Corporate Governance Committee will also consider nominees proposed by shareholders, provided that they notify the Nominating and Corporate Governance Committee of the nomination in writing at least 120 days before the date of the next annual meeting and they and the nominee provide the Nominating and Corporate Governance Committee with all information that the Nominating and Corporate Governance Committee may reasonably request regarding the nominee, no later than 90 days prior to the annual meeting. A copy of the Nominating and Corporate Governance Committee Charter has been posted on our internet website and can be found at www.asteriasbiotherapeutics.com.

The Nominating and Corporate Governance Committee has not set any specific minimum qualifications that a prospective nominee would need in order to be recommended by the Committee to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with the Company that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of the Company and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating and Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, corporate management, finance, and law. The Board believes that this interdisciplinary approach will best suit our needs, as we expand our initiatives in the field of regenerative medicine. The Board is also cognizant of the value of experience in international markets and operations given the growing globalization of the pharmaceutical industry and world-wide focus on stem cell research.

Some of the factors considered by the Board in selecting the Board’s nominees for election at the Meeting are discussed in this proxy statement under “ELECTION OF DIRECTORS—Directors and Nominees.”

Compensation of Directors

Directors and members of committees of the Board of Directors who are our salaried employees or officers are entitled to receive compensation as employees or officers but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. In addition, directors who are salaried employees of BioTime, our majority shareholder, are not compensated for being on our Board of Directors. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

For 2015, each director who is not an Asterias officer or employee, other than the Chairman of the Board of Directors, received an annual fee of $15,000 in cash, plus a fee of $1,000 for regular or special meeting of the Board attended in person and $500 for regular or special meeting of the Board attended by telephone conference, and options to purchase 20,000 Shares under our 2013 Equity Incentive Plan. For 2015, the Chairman of the Board of Directors received an annual fee of $50,000 in cash, plus $1,000 for each regular or special meeting of the Board attended in person and $500 for regular or special meeting of the Board attended by telephone conference, and options to purchase 75,000 Shares under the Plan.

The annual fee of cash will be paid, and the stock options granted will vest and become exercisable, in four equal quarterly installments, provided that the director remains a director on the last day of the applicable quarter. The options will expire if not exercised five years from the date of grant.

Directors who serve on the Audit Committee and the Compensation Committee shall receive, in addition to other fees payable to them as directors, the following annual fees:

•	Audit Committee Chairman: $10,000
•	Audit Committee Member other than Chairman: $7,000
•	Compensation Committee Chairman: $7,500
•	Compensation Committee Member other than Chairman: $5,000
•	Nominating and Corporate Governance Committee Chairman: $7,500
•	Nominating and Corporate Governance Committee Member other than Chairman: $5,000

Members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive a fee of $1,000 for meetings attended in person and $500 for meetings attended by telephone conference.

Because we are a subsidiary of BioTime, directors are also eligible to receive stock options or to purchase restricted stock under the BioTime’s 2012 Equity Incentive Plan. An award to any of our directors under BioTime’s 2012 Equity Incentive Plan may be made only if approved by the BioTime Board of Directors or by its compensation committee.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the current members of the persons who served as directors during the year ended December 31, 2015 and who were not employees of Asterias or BioTime on the date the compensation was earned.

	Fees Earned or Paid in Cash	Option Awards(1)	Total
Alfred D. Kingsley(2)	$57,500	$143,991	$201,491
Andrew Arno	$48,000	$63,002	$111,002
Richard LeBuhn	$51,500	$63,002	$114,502
Natale S. Ricciardi	$51,500	$63,002	$114,502
Robert W. Peabody(3)	$4,750	$—	$4,750
(1)	Those of our directors who were serving on the Board of Directors on April 1, 2015 and who are not salaried employees of Asterias each received an award of stock options entitling them to purchase 20,000 Shares as partial compensation for serving on the Board of Directors for a period of one year, except Mr. Kingsley who received the compensation in footnote (2) below. The options will vest and become exercisable in equal quarterly installments over a one-year period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. We used the Black-Sholes-Merton Pricing Model to compute option fair values. The assumptions underlying the valuation of the Asterias options are as follows: stock price of $6.22, exercise price of $6.22, expected term of 2.72 years, volatility of 81.91%, and a bond equivalent yield discount rate of 0.86%.
(2)	Mr. Kingsley received 75,000 stock options on February 13, 2015 as partial compensation for serving in his capacity as Chairman of the Board. The assumptions underlying the valuation of the Asterias options are as follows: stock price of $3.85, exercise price of $3.90, expected term of 2.72 years, volatility of 80.82%, and a bond equivalent yield discount rate of 1.03%.
(3)	Payment of director fees to Mr. Peabody began following his resignation as Chief Financial Officer of BioTime and Asterias in November 2015.

Executive Officers

Our executive officers are Stephen L. Cartt, President and Chief Executive Officer, Jane S. Lebkowski, Ph.D., President of Research and Development, Katharine Spink, Ph.D., Vice President and Chief Operating Officer, Russell L. Skibsted, Chief Financial Officer and Edward D. Wirth, Chief Medical Officer. The biography of Mr. Cartt is included above under “Directors.”

Russell L. Skibsted, 57, became our Chief Financial Officer in March 2016, and is also the Chief Financial Officer of BioTime, which is the majority-owner of Asterias. Prior to joining BioTime in November 2015, Mr. Skibsted was Chief Financial Officer of Proove Biosciences, Inc. since 2014. From 2013 to 2014, Mr. Skibsted was Managing Director and Chief Financial Officer of RSL Ventures, where he provided financial consulting services to public and private companies in the life sciences sector. Mr. Skibsted served as Senior Vice President, Chief Financial Officer and Secretary of Aeolus Pharmaceuticals, a publicly traded biopharma company, from 2010 to 2013, and was Senior Vice President and Chief Business Officer of Spectrum Pharmaceuticals, a publicly traded biopharmaceutical company, from 2006 to 2009. From 2004 to 2006, Mr. Skibsted served as Chief Financial Officer of Hana Biosciences, and from 2000 to 2004 he served as Chief Financial Officer and Portfolio Management Partner of Asset Management Company, a venture capital firm. Mr. Skibsted holds a B.A. in economics from Claremont McKenna College and an M.B.A. from the Stanford Graduate School of Business.

Jane S. Lebkowski, Ph.D., 59, became our President of Research and Development during March 2013 after a 13-year career at Geron where she served as Senior Vice President, Cell Therapies from 2004 to 2011, and also as Chief Scientific Officer from 2009 to 2011. From August 1999 until January 2004, Dr. Lebkowski served as Vice President of Cell Therapies, and from April 1998 until August 1999, she served as Senior Director, Cell and Gene Therapies at Geron. Dr. Lebkowski managed research and development of Geron’s immunotherapy products for cancer treatment and its human embryonic stem cell based products for regenerative medicine. Prior to joining Geron, she spent more than ten years at Applied Immune Sciences and then at Rhone Poulenc Rorer, which acquired Applied

Immune Sciences in 1995, advancing from research scientist to Vice President of Research and Development. Dr. Lebkowski has co-authored numerous scientific publications. Dr. Lebkowski holds a B.S. in Chemistry and Biology from Syracuse University, and a Ph.D. from Princeton University.

Katharine E. Spink, Ph.D., 41, became our Vice President and Chief Operating Officer during March 2013. Prior to her serving as our Vice President and Chief Operating Officer, she served as an independent consultant at Spink Consulting, after an eight year career at Geron where she served as Senior Vice President of Alliance Management and Cell Therapy Product Development, and of Operations, Cell Therapies during 2011; Vice President of Operations, Regenerative Medicine Programs from 2009 to 2011; and Senior Director of Program Operations, Regenerative Medicine from 2008 to 2009. From January 2007 until January 2008, Dr. Spink served as Program Director for Cardiovascular Disease, and was Assistant Director, and then Associate Director of Corporate Development during 2003 to 2006. Dr. Spink holds a B.A. in Biochemistry from Rice University, and a Ph.D. in Cancer Biology from Stanford University School of Medicine.

Edward D. Wirth, III, M.D., Ph.D., 51, became our Chief Translational Officer during March 2013, and has been our Chief Medical Officer since May 2015. Prior to that Mr. Wirth served as Chief Science Officer at InVivo Therapeutics Corporation from 2011 to 2012. From 2004 to 2011, Dr. Wirth served as Medical Director for Regenerative Medicine at Geron, where he led the world’s first clinical trial of a human embryonic stem cell derived product, GRNOPC1 in patients with subacute spinal cord injuries. Dr. Wirth held academic appointments at Rush-Presbyterian St. Luke’s Medical Center and at the University of Chicago from 2002 to 2004, and was a member of the faculty of the University of Florida from 1996 to 2002. Dr. Wirth received his Ph.D. and M.D. and from the University of Florida in 1992 and 1994, respectively.

Other Key Employees

Casey C. Case, Ph.D., 60, became our Senior Vice President of Research and Nonclinical Development in March 2014. Before joining Asterias, Dr. Case served as Executive Vice President of Research at SanBio Inc. from 2006 to 2014, developing cell therapies for stroke and neurodegenerative conditions. Previously, Dr. Case was Vice President of Research and Operations at Sangamo Biosciences Inc. from 1997to 2005, Director of Cell Biology at Tularik Inc. from 1993 to 1997, and Director of Transcription Research at OSI Pharmaceuticals Inc. from 1989 to 1993. Dr. Case received his Ph.D. in Biochemistry from the University of California, Davis in 1985, and did postdoctoral research at UCLA from 1985 to 1989. Dr. Case and has over 40 issued patents.

EXECUTIVE COMPENSATION

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2015 and December 31, 2014 by our former President and Chief Executive Officer and the two next most highly compensated executive officers during 2015 (collectively, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name	Principal Position	Year	Salary	Bonus	Option Awards(1)		Stock Awards		All other Compensation(2)	Total
Pedro Lichtinger	President and Chief Executive Officer	2015	$407,000	—	$524,263	(3)	$73,841	(3)	$9,000	$1,014,104
		2014	$224,359	—	$1,409,456	(4)	$468,000	(4)	$8,333	$2,110,148

Katharine E. Spink	Vice President and Chief Operating Officer	2015	$267,500	—	$622,848	(5)(6)	$87,432	(7)	$13,250	$991,030
		2014	$250,000	—	—		—		$12,500	$262,500

Georgia Erbez	Vice President and Chief Financial Officer	2015	$47,596	—	$1,304,979	(8)	—		—	$1,352,575
(1)	Option awards are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. We used the Black-Sholes-Merton Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term ranging from 4.52 to 6.08 years, volatility ranging from 75.03% to 78.38%, and bond equivalent yield discount rates ranging from 0.66% to 1.905% depending on the date of grant.
(2)	Other compensation consists entirely of employer contributions to employee accounts under BioTime’s 401(k) plan in which employees of BioTime subsidiaries, including Asterias, are entitled to participate.
(3)	Mr. Lichtinger was granted options to purchase 200,000 Shares on February 13, 2015 under the 2013 Equity Incentive Plan. In addition, Mr. Lichtinger received 23,932 RSUs. These RSUs and options were granted under Asterias’ 2013 Equity Incentive Plan. The options were subject to time-based vesting whereby one quarter of the options would vest upon completion of 12 full months of continuous employment of Mr. Lichtinger by Asterias measured from the grant date, and the balance of the options would vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment of Mr. Lichtinger by Asterias. Each RSU represented a contingent right to receive one share of Asterias' Shares. The RSUs were subject to time-based vesting in four equal quarterly payments beginning on June 30, 2015. In connection with the separation agreement entered into with Mr. Lichtinger on March 10, 2016, half of the unvested options granted to Mr. Lichtinger were cancelled following his departure from Asterias on February 29, 2016.
(4)	Mr. Lichtinger was granted was granted options to purchase 1,000,000 Shares and 200,000 shares of restricted stock at $2.34 per share on June 9, 2014 under the 2013 Equity Incentive Plan. The restricted stock was subject to restrictions on transfer and to forfeiture until the shares vested. The restricted stock vested at the rate of 16,667 shares per month while Mr. Lichtinger remained employed by Asterias. The options were subject to time-based vesting in equal monthly installments over a four-year period beginning on the one month anniversary from the date of the grant, provided that Mr. Lichtinger remained employed with Asterias through the vesting dates. 50% of the unvested options granted to Mr. Lichtinger were cancelled following his departure from Asterias on February 29, 2016.
(5)	Dr. Spink was granted options to purchase 100,000 Shares on November 4, 2015 under the 2013 Equity Incentive Plan in 2015. The options are exercisable at an exercise price of $5.45 per share. The options are subject to time-based vesting in equal calendar quarterly installments over a four-year period beginning December 1, 2015, provided that Dr. Spink remains employed with Asterias through the vesting dates.
(6)	Dr. Spink was granted options to purchase 100,000 Shares and 200,000 Shares on under the 2013 Equity Incentive Plan on February 13, 2015 and September 27, 2013 respectively. The options are exercisable at an exercise price of $3.90 per share and $2.34 per share for the 2015 and 2013 grants, respectively. The 2015 options are subject to time-based vesting whereby one quarter of the options shall vest upon completion of 12 full months of continuous employment of Dr. Spink by Asterias measured from the grant date, and the remaining balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment of Dr. Spink by Asterias The 2013 options are subject to time-based vesting in equal monthly installments over a four-year period beginning on the one month anniversary from the date of the grant, provided that Dr. Spink remains employed with Asterias through the vesting dates.

(7)	Dr. Spink received 21,153 RSUs on February 13, 2015. These RSUs and options were granted under Asterias’ 2013 Equity Incentive Plan. Each RSU represents a contingent right to receive one share of Asterias’ Shares. The RSUs are subject to time-based vesting in four equal quarterly payments beginning on June 30, 2015. Each RSU represents a contingent right to receive one share of Asterias’ Shares.
(8)	Ms. Erbez was appointed as our Chief Financial Officer on November 9, 2015. As a part of Ms. Erbez’s initial compensation package, she was granted options to purchase 380,000 Shares under the 2013 Equity Incentive Plan. The options were exercisable at an exercise price of $5.16 per share. The options were subject to time-based vesting whereby one quarter of the options would vest upon completion of 12 full months of continuous employment of Ms. Erbez by Asterias measured from the grant date, and the balance of the options would vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment of Ms. Erbez by Asterias. All of the options granted to Ms. Erbez were unvested and cancelled upon her departure from Asterias as of March 14, 2016.

Stock Options Outstanding at Year End

The following table summarizes certain information concerning Asterias stock options held by our Named Executive Officers as of December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested(2)	Market Value of Shares or Units of Stock that have not Vested
Pedro Lichtinger	437,500	562,500	(1)(2)	$2.34	June 8, 2021

	—	200,000	(3)	$3.90	February 12, 2025
						5,983	$23,513

Katharine E. Spink	133,333	66,667	(1)	$2.34	March 9, 2020

	—	100,000	(3)	$3.90	February 12, 2025

	12,500	87,500	(4)	$5.45	November 3, 2025
						7,052	$27,714

Georgia Erbez	—	380,000	(5)	$5.16	November 8, 2025	—	—
(1)	These options are exercisable for Shares and vest and become exercisable in 48 equal monthly installments during the term of employment by Asterias.
(2)	Half of the unvested options granted to Mr. Lichtinger were cancelled following his departure from Asterias on February 29, 2016.
(3)	These options are subject to time-based vesting whereby one quarter of the options would vest upon completion of 12 full months of continuous employment by Asterias measured from the grant date, and the balance of the options would vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment by Asterias.
(4)	These options are exercisable for Shares and subject to time-based vesting in equal quarterly installments over a four-year period beginning December 1, 2015, provided that Dr. Spink remains employed with Asterias through the vesting dates.
(5)	All of the options granted to Ms. Erbez were unvested and cancelled upon her departure from Asterias as of March 2016.

Employment Agreements; Change in Control Payments

Pedro Lichtinger

Mr. Lichtinger was appointed as our President and Chief Executive Officer on June 9, 2014 and we entered into an employment agreement with Mr. Lichtinger, whereby Mr. Lichtinger was paid an annual base salary of $400,000 per year. In February 2015, Mr. Lichtinger received a $7,000 increase to his annual salary, which was pro-rated based on his June 9, 2014 hiring date. Mr. Lichtinger was granted options under our Equity Incentive Plan to purchase 1,000,000 shares of our Shares. The options granted had an exercise price of $2.34 per share, which was based on the fair market value of our Shares as determined by our Board of Directors, and will vest, and thereby become exercisable, in 48 equal monthly installments based upon Mr. Lichtinger’s continued employment, and will expire if not exercised in seven years from the date of grant. In addition, Mr. Lichtinger received 200,000 shares of “Restricted Stock” under our Equity Incentive Plan which are subject to restrictions on transfer and to forfeiture until the shares vest. The Restricted Stock will vest at the rate of 16,667 shares per month while Mr. Lichtinger remains employed by us. Mr. Lichtinger may receive salary increases, bonuses, and additional awards of stock options and Restricted Stock approved by the Board of Directors, implementing a compensation philosophy which targets the 50th percentile of a group of comparator companies selected by the Board of Directors or a compensation committee of the Board of Directors, and in the case of bonuses, based on the attainment of goals or milestones set by the Board of Directors or a compensation committee of the Board of Directors.

Mr. Lichtinger’s employment agreement contains provisions entitling him to severance benefits under certain circumstances. If we terminate Mr. Lichtinger’s employment without “cause” or if he resigns for “good reason” as those terms are defined in his employment agreement, he will be entitled to severance benefits. If Mr. Lichtinger has been employed by Asterias for one year or less, his severance benefits will be payment of three months base salary. If he has been employed by us for more than one year, his severance benefits will be payment of six months base salary and 50% of his then unvested Asterias stock options will vest. The cash severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of the executive’s salary while employed by us. If Mr. Lichtinger’s employment is terminated without “cause” or if he resigns for “good reason” within twelve months following a “Change of Control,” he will be entitled to twelve months base salary, payable in a lump sum, and 100% of his then unvested Asterias options will vest and the restrictions on 100% of his Restricted Stock will expire.

Mr. Lichtinger served as our President and Chief Executive Officer through February 29, 2016. On March 10, 2016, we entered into a separation agreement with Mr. Lichtinger. Under the terms of the separation agreement, and consistent with the terms of his employment agreement we agreed to pay Mr. Lichtinger severance in the amount of $475,000 plus accrued and unpaid wages and unused vacation. In addition, the severance agreement provides for accelerated vesting of any unvested restricted stock and 50% of unvested stock options that were previously granted to Mr. Lichtinger.

Georgia Erbez

We entered into an employment agreement with Georgia Erbez on November 2, 2015, whereby Ms. Erbez was to be paid an annual base salary of $330,000 per year. In addition to Ms. Erbez’s annual salary, in November 2015, she received a grant of options to purchase 380,000 Shares. The options had an exercise price of $5.16 and are subject to time-based vesting whereby one quarter of the options shall vest upon completion of 12 full months of continuous employment of Ms. Erbez by Asterias measured from the grant date, and the remaining balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment of Ms. Erbez by Asterias.

Ms. Erbez’s employment agreement contains provisions entitling her to severance benefits under certain circumstances. If Ms. Erbez has been employed by Asterias for one year or less, her severance benefits will be payment of three months base salary. If she has been employed by us for more than one year, her severance benefits will be payment of six months base salary and 50% of her then unvested Asterias stock options will vest. The cash severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of the executive’s salary while employed by us. If Ms. Erbez’s employment is terminated without “cause” within twelve months following a “Change of Control,” she will be entitled to twelve months base salary, payable in a lump sum, and 100% of her then unvested Asterias options will vest. In order to receive the severance benefits, Ms. Erbez must execute a general release of all claims against us and must return all our property in her possession.

Ms. Erbez served as our Chief Financial Officer through March 11, 2016. On March 21, 2016, we entered into a separation agreement with Mr. Erbez. Under the terms of the separation agreement, and consistent with the obligations under her employment agreement, we agreed to pay Ms. Erbez severance in the amount of $110,000 plus accrued and unpaid wages and unused vacation.

Dr. Katharine E. Spink

We entered into an employment agreement with Dr. Spink on June 24, 2013 whereby Dr. Spink is entitled to an annual base salary of $255,000 per year, and in July 2015, Dr. Spink received a $25,000 increase in her annual salary. Dr. Spink was granted options to purchase 100,000 Shares under the 2013 Equity Incentive Plan in February 2015 and in November 2015. The options granted in February are exercisable at an exercise price of $3.90 per share and are subject to time-based vesting whereby one quarter of the options shall vest upon completion of 12 full months of continuous employment of Dr. Spink by Asterias measured from the grant date, and the remaining balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment of Dr. Spink by Asterias. The options granted in November 2015 are exercisable at an exercise price of $5.45 per share and are subject to time-based vesting in equal calendar quarterly installments over a four-year period beginning December 1, 2015, provided that Dr. Spink remains employed with Asterias through the vesting dates.

Dr. Spink’s employment agreement contains provisions entitling her to severance benefits under certain circumstances. If we terminate Dr. Spink’s employment without “cause” as that term is defined in her employment agreement, she will be entitled to severance benefits. If she has been employed by us for more than one year, her severance benefits will be payment of six months base salary and 50% of her then unvested Asterias stock options will vest. The cash severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of the executive’s salary while employed by us. If Dr. Spink's employment is terminated without “cause” within 12 months following a “Change of Control,” she will be entitled to twelve months base salary, payable in a lump sum, and 100% of her then unvested Asterias options will vest and the restrictions on 100% of her restricted stock will expire.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER 2013 EQUITY INCENTIVE PLAN

The following table provides information as of December 31, 2015 about Shares that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,178,411		$3.17	2,067,000
Equity compensation plans not approved by security holders	—	$	n/a	—
TOTAL	5,178,411		$3.17	2,067,000

PROPOSAL NO. 2 - APPROVAL OF AMENDMENTS TO THE PLAN, TO AMONG OTHER THINGS, TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER BY 3,000,000 SHARES

Background

On April 19, 2016, our Board of Directors unanimously adopted a resolution approving, subject to approval by our shareholders at the annual meeting to which this proxy statement relates, an amendment the Plan to (i) increase the number of shares available for grant under the Plan by adding 3,000,000 shares, which would increase the aggregate amount of Shares available for grant under the Plan to 11,000,000 and (ii) to amend and restate Section 4.2 of the Plan such that the annual limits set forth therein are established on a calendar year basis.

The Board of Directors believes that the proposed amendment of the Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends approval by our stockholders. The Plan supplements cash compensation we pay to our employees through base salary, discretionary cash bonuses and under the BioTime 401(k) Plan, and allows us to align the interests of our employees with the interests of our stockholders. Our Board of Directors believes that the number of Shares currently available for issuance under the Plan is insufficient in view of our compensation structure and strategy. The Board of Directors has concluded that our ability to attract, retain and motivate top quality employees is material to our success and would be enhanced by our continued ability to make grants under the Plan. The Board of Directors has directed that the proposal to approve the amendment to the Plan be submitted to the stockholders for their approval at the Annual Meeting.

As of April 30, 2016, there were no Shares available for future awards under the Plan if the proposed amendment to the Plan is not approved, and there would be 2,373,558 Shares available for future awards if the proposed amendment to the Plan is approved.

As stated above, if Proposal 2 is approved, 3,000,000 additional Shares would be added to the Shares available for award under the Plan. As a result, these additional Shares, plus any Shares that are restored to availability under the Plan upon expiration, forfeiture or termination of options or other awards, would be available for any form of award under the Plan.

If an option or other award granted under the Plan expires, is forfeited or otherwise terminates, the Shares subject to any portion of the award that expires, is forfeited or that otherwise terminates, as the case may be, will again become available for the issuance under the Plan.

We intend to register the additional Shares that would be available for awards under the Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval of the increase.

The following is a brief summary of the Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the Plan and Amendment No. 2 to the Plan. A copy of the amendment is attached as Appendix A to the Proxy Statement, and a copy of the Plan, on an amended and restated basis assuming Proposal No. 2 is approved, is attached as Appendix B to this Proxy Statement.

Summary of the Plan

Subject to adjustment in certain circumstances, the Plan currently authorizes up to 8,000,000 Shares (and up to 11,000,000 Shares if the amendment is approved) for the grant of stock options or the sale of restricted stock (“Restricted Stock’). We may also grant stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) under the Plan. The Plan also permits us to issue such other securities as our Board of Directors or a Compensation Committee administering the Plan may determine.

No options, Restricted Stock, RSUs, or SARs (“Awards”) may be granted under the Plan more than ten years after the date upon which the Plan was adopted by the Board of Directors, and no options or SARS granted under the Plan may be exercised after the expiration of 10 years from the date of grant.

Awards may be granted under the Plan to our employees, directors, and consultants, and those of any subsidiaries that we may form or acquire. The Plan will be administered by our Board of Directors or by a Compensation Committee of our Board of Directors, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Plan. Awards may vest and thereby become exercisable, or have restrictions or forfeiture provisions lapse, in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. The Board or Committee, in its discretion, may accelerate the vesting of an Award after the date of grant.

The Plan currently provides that no person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If the Plan amendment is approved, the one year period referred to above, would be changed to a calendar year, which would afford the Board of Directors greater flexibility to make compensation decisions during a fiscal year.

If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

Stock Options

Options granted under the Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify as incentive stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries. The exercise price of stock options granted under the Plan must be equal to the fair market of our Shares on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our Shares on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of our Shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in Shares having a fair market value equal to the exercise price, or in a combination of cash and Shares, or such other legal consideration for the issuance of stock as the Board of Directors or a Compensation Committee may approve.

Incentive stock options granted under the Plan are nontransferable except by will or the laws of descent and distribution and may be exercised only during employment or within three months after termination of employment, subject to certain exceptions in the event of the death or disability of the optionee.

Options other than incentive stock options under the Code are also nontransferable except by will or the laws of descent and distribution, except to the extent that the Board or Committee permits the optionee to transfer an option to a family member, a trust for family members, or other persons approved by the Board or Committee in its discretion.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of Shares covered by the Plan, and the number of Shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by us.

Restricted Stock and RSUs

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. We may permit employees or consultants, but not executive officers or directors, who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their shares. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

The Board or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in Shares having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by the Board or Committee. No shares of stock shall be issued at the time a RSU is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of RSUs shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one Share per RSU or cash in an amount equal to the fair market value of one Share.

At the discretion of the Board or Committee, each RSU (representing one share) may be credited with cash and stock dividends paid in respect of one Share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARS

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of (a) the fair market value of a Share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one Share on date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, an optionee or recipient of a Restricted Stock or RSU Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold Share from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered Shares.

Changes in Shares Under the Plan

In the event of changes in the outstanding Shares or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Plan, and the maximum number of shares subject to all Awards under the Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of a share or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code, and that adjustments or substitutions of Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not cause us to be denied a tax deduction on account of Section 162(m) of the Code.

New Plan Benefits

Awards are granted under the Plan in the discretion of the Committee designated by the Board. Accordingly, it is not possible to determine the number, name or positions of all of the persons who will benefit from the amendment to the Plan, if it is approved by stockholders, or the terms of any such benefits. However, the following option grants have been made subject to shareholder approval.

NEW PLAN BENEFITS SUBJECT TO SHAREHOLDER APPROVAL - THE PLAN

Name and Position	Estimated fair value per share ($)(1)		Number of option shares	Number of restricted stock units
Executive Group		$1,316,399	551,442	—
Non-Executive Director Group		$35,015	20,000	—
Non-Executive Officer Employee Group	$			—
Employee Group		$133,550	55,000	—
(1)	Calculated in accordance with the Black-Scholes model.

Vote Required

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the Plan.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE PLAN.

PRINCIPAL STOCKHOLDERS

Security Ownership of Management

The following table and accompanying footnotes present information about the beneficial ownership of our Shares, as of April 30, 2016 by each shareholder known by us to be the beneficial owner of 5% or more of our Shares. Information concerning certain beneficial owners of more than 5% of the Shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G. Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Shares actually outstanding as of April 30, 2016. As April 30, 2016, there were 38,759,746 Shares issued and outstanding.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Shares shown to be beneficially owned by them, based on information provided to us by such stockholders.

Security Ownership of Certain Beneficial Owners

	Number of Shares	Percent of Total
BioTime, Inc.	21,747,569	56.11%
1010 Atlantic Avenue, Suite 102 Alameda, CA 94501

Romulus Films, Ltd(1)	3,485,268	8.78%
Wessex House 1 Chesham Street London SW1X 8ND United Kingdom
(1)	Includes 2,563,430 Shares held by Romulus Films and affiliates, 512,686 Shares that Romulus Films may acquire upon the exercise of warrants at $5.00 per share expiring on September 30, 2016 and 409,152 Shares that Romulus Films may acquire upon the exercise of warrants at $4.28 per share expiring on September 30, 2016.

Security Ownership of Management

The following table and accompanying footnotes present information about the beneficial ownership of our Shares, as of April 30, 2016 by each of our Named Executive Officers, directors, and all our executive officers and directors as a group.

Security Ownership of Management

	Number of Shares	Percent of Total
Stephen L. Cartt(1)	62,500	*

Russell L. Skibsted	—	*

Pedro Lichtinger(2)	1,420,200	3.65%

Katharine E. Spink(3)	225,125	*

Georgia Erbez(4)	—	*

Robert W. Peabody(5)	119,303	*

Michael D. West(6)	89,678	*

Judith Segall(7)	13,749	*

Alfred D. Kingsley(8)	236,000	*

Richard LeBuhn(9)	51,000	*

Andrew Arno(9)	51,000	*

Natale S. Ricciardi(9)	51,000	*

Don Bailey(10)	18,750	*

Howard I. Scher(11)	5,000	*

All executive officers and directors as a group (13 persons)(12)	1,445,738	3.70%
*	Less than 1%
(1)	Includes 62,500 Shares that may be acquired upon the exercise of certain stock options that will become exercisable within 60 days of April 30, 2016. Excludes 937,500 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Excludes 200,000 shares of Restricted Stock as to which the restrictions on transfer have not expired or will not expire within 60 days.
(2)	Includes 786,354 Shares that may be acquired upon the exercise of certain stock options, and 105,641 Shares that may be acquired upon exercise of warrants. Mr. Lichtinger is no longer our President and Chief Executive Officer and has resigned from our Board of Directors. His beneficial ownership information is provided herewith because he is a Named Executive Officer during 2015.
(3)	Includes 183,976 Shares that may be acquired upon the exercise of certain stock options, 20,190 Shares that may be acquired upon the exercise of stock options that will become exercisable within 60 days, and 3,493 Shares that may be acquired upon the exercise of warrants. Excludes 22,977 of the RSUs granted in February 2016 under Asterias’ 2013 Equity Incentive Plan that will not vest within 60 days. Each RSU represents a contingent right to receive one share of Asterias’ Shares. The RSUs are subject to time-based vesting in four equal quarterly payments and began vesting on March 31, 2016. Excludes 360,834 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Ms. Erbez is no longer the Chief Financial Officer of the Company, and her beneficial ownership information is provided herewith because she was a Named Executive Officer during 2015.
(5)	Includes 108,124 Shares that may be acquired upon the exercise of certain stock options and 7,292 Shares that may be acquired upon the exercise of stock options that will become exercisable within 60 days. Excludes 79,584 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(6)	Includes 82,916 Shares that may be acquired upon the exercise of certain stock options and 2,916 Shares that may be acquired upon the exercise of stock options that will become exercisable within 60 days. Excludes 34,168 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(7)	Includes 12,499 Shares that may be acquired upon the exercise of certain stock options and 1,251 Shares that may be acquired upon the exercise of stock options that will become exercisable within 60 days. Excludes 16,251 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(8)	Includes 230,000 Shares that may be acquired upon the exercise of certain stock options and 1,000 Shares that may be acquired upon exercise of warrants. Excludes 15,000 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(9)	Includes 45,000 Shares that may be acquired upon the exercise of certain stock options and 1,000 Shares that may be acquired upon exercise of warrants. Excludes 15,000 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(10)	Includes 18,750 Shares that may be acquired upon the exercise of stock options. Excludes 56,250 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.
(11)	Includes 5,000 Shares that may be acquired upon exercise of stock options. Excludes 15,000 Shares that may be acquired upon exercise of stock options that are not presently exercisable and that will not be exercisable within 60 days.
(12)	Includes 1,273,347 Shares that may be acquired upon the exercise of certain stock options and 83,731 Shares that may be acquired upon the exercise of certain stock options that will become exercisable within 60 days, 13,487 Shares that may be acquired upon exercise of warrants. Excludes 2,087,922 Shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days, 200,000 shares of Restricted Stock as to which the restrictions have not expired, 59,645 of the RSUs granted in February 2016 under Asterias’ 2013 Equity Incentive Plan that will not vest within 60 days and will not expire within 60 days, and beneficial ownership of Pedro Lichtinger and Georgia Erbez, who are not an executive officer or a director as of the date of this report.

Certain Relationships and Related Transactions

The following is a description of transactions, since the beginning of the 2015 fiscal year, to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any related person had a direct or indirect material interest.

2015 Private Placement

In February 2015, Asterias raised approximately $5.5 million in aggregate gross proceeds from the sale of 1,410,255 Shares at a price of $3.90 per share through an underwritten public offering and a private placement. Broadwood Partners, L.P., British & American Investment Trust PLC and Pedro Lichtinger purchased an aggregate of 1,025,640 of the shares. Broadwood Partners, L.P. is BioTime’s largest shareholder. One of BioTime's directors,

Neal C. Bradsher, is President of Broadwood Capital, Inc., the investment manager of Broadwood Partners, L.P., and one of Asterias’ directors, Richard T. LeBuhn, is Senior Vice President of Broadwood Capital, Inc., Pedro Lichtinger was Asterias’ Chief Executive Officer and a member of its Board of Directors. British & American Investment Trust PLC is an affiliate of a stockholder of Asterias and BioTime.

Cross License Agreements and Related Share Transfer Agreement

On February 16, 2016, we entered into a Cross-License Agreement (the “Cross-License”) with BioTime and BioTime's wholly owned subsidiary ES Cell International Pte Ltd (“ESI”). Under the terms of a Cross-License, we received a fully-paid, non-royalty-bearing, world-wide, non-exclusive, sub-licensable license under certain BioTime patents and related patent rights and ESI patents and related patent rights specified in the Cross-License, for all purposes in the Asterias Licensed Field during the term of the license. The Asterias Licensed Field includes all therapeutic applications of use for certain BioTime patents and ESI patents except all therapeutic applications of use involving pluripotent stem cell-derived cells of the following lineages: (a) bone and orthopedic soft tissues, including but not limited to ligament, tendon, meniscus, cartilage, and intervertebral disc; (b) vascular endothelium and perivascular cells including vascular smooth muscle and vascular pericytes; (c) adipose tissue; and (d) retinal pigment epithelium. The Asterias Licensed Field also includes all applications of use for certain other BioTime patents involving live human pluripotent stem cell-derived cell therapies directed to the neural spinal cord (excluding cartilage and bone of the spine) and the myocardium; and also live human pluripotent stem cell-derived glial cell therapies directed to the central nervous system.

Under the terms of the Cross-License, BioTime and ESI received a fully-paid, non-royalty-bearing, world-wide, non-exclusive, sub-licensable license in, to, and under the certain Asterias patents and related patent rights for all purposes in the BioTime/ESI Licensed Field during the term of the license. The BioTime/ESI Licensed Field includes all fields of use except any and all applications (a) to treat disorders of the nervous system, and (b) utilizing the immune system to prevent, treat, or cure cancer, and (c) involving the use of cells comprising, derived from, or manufactured using, human embryonic stem cells or human induced pluripotent stem cells for in vitro assay applications, including but not limited to drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing.

We also entered into a Share Transfer Agreement with BioTime and ESI pursuant to which (a) Asterias transferred to BioTime 2,100,000 shares of common stock of OrthoCyte Corporation (“OrthoCyte) and 21,925 ordinary shares of Cell Cure Neurosciences Ltd (“Cell Cure”), each a majority-owned subsidiary of BioTime and (b) BioTime transferred to Asterias 75,771 shares of Series A Common Stock of Asterias and warrants to purchase 3,150,000 Series A common stock of Asterias at an exercise price of $5.00 per share, expiring September 30, 2016 (“Warrants”), as additional consideration for the license of patents and patent rights from Asterias under the Cross License. On April 25, 2016, the Company completed a warrant distribution, wherein the Company distributed, at no charge, to its holders of common stock, except for BioTime, transferable Warrants to purchase an aggregate of up to 3,331,483 Shares. Each shareholder received one warrant to purchase one Share at a price of $5.00 per share for every five Shares that the shareholder owned as of 5:00 p.m. New York City time on the record date of April 11, 2016 (with the total number of warrants issuable to each shareholder rounded down to avoid the issuance of fractional warrants).

The value of the consideration given and received by Asterias and BioTime was approximately $4.0 million. Asterias engaged Lake Street Capital as its independent valuation firm in the transaction. Lake Street Capital provided a valuation opinion to us Asterias in connection with the transaction.

Approval by the Board of Directors

All of the transactions described above were reviewed directly by the Board, and the Board determined whether to approve or withhold approval of each transaction. The Board applied such criteria as it determined to be appropriate in connection with its evaluation of each proposed transaction on a transaction by transaction basis, and did not have any written guidelines, other than BioTime’s Code of Ethics, governing the Board’s exercise of its discretion. The directors considered such factors as they deemed relevant to the particular transaction.

During March 2013, we adopted a Related Person Transaction Policy that will apply to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of our Shares, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy (a “Related Party Transaction”). However, the Related Party Transaction will not include transactions between us and BioTime or any subsidiary of BioTime.

A Related Person Transaction must be reported to our outside legal counsel, and will be subject to review and approval by our “Disinterested Directors,” prior to effectiveness or consummation, to the extent practical. In addition, any Related Person Transaction that is ongoing in nature will be reviewed by our Disinterested Directors annually to ensure that the transaction has been conducted in accordance with any previous approval and that all required disclosures regarding the transaction are made. A “Disinterested Director” is defined in our Related Person Transaction Policy as a member of our Board of Directors who (a) does not have a financial interest (directly or through any trust or beneficial ownership of more than 5% of any class of voting securities of any business entity) in the Related Person Transaction, and (b) does not have an Immediate Family Member with a financial interest (directly or through any trust or beneficial ownership of more than 5% of any class of voting securities of any business entity) in the Related Person Transaction.

As appropriate for the circumstances, the Disinterested Directors will review and consider:

•	the interest of the officer, director, beneficial owner of more than 5% of any class of our voting securities, or any member of their immediate family (“Related Person”) in the Related Person Transaction;
•	the approximate dollar value of the amount involved in the Related Person Transaction;
•	the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the transaction to us; and
•	any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our Disinterested Directors will review all relevant information available to it about a Related Person Transaction. Our Disinterested Directors may approve or ratify the Related Person Transaction only if they determine that, under all of the circumstances, the transaction is in, or is not in conflict with, our best interests. Our Disinterested Directors may, in their sole discretion, impose such conditions as they deem appropriate on us or the Related Person in connection with approval of the Related Person Transaction.

Following the creation of our Audit Committee in June 2013, the Audit Committee makes all determinations under the Related Person Transaction Policy instead of our Disinterested Directors.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other Asterias equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2015.

PROPOSAL NO. 3 - RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

The Board has selected OUM & Co., LLP (“OUM”) as our independent registered public accountants. The Board proposes and recommends that the shareholders ratify the selection of the firm of OUM to serve as our independent registered public accountants for the fiscal year ending December 31, 2016. Approval of the selection of OUM to serve as our independent registered public accountants requires the affirmative vote of a majority of the common shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of OUM to audit our consolidated financial statements.

We expect that a representative of OUM will be present at the Meeting, in person or by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

OUM served as our independent registered public accountants and audited our annual financial statements for the fiscal years ended December 31, 2015 and 2014. On June 30, 2014, KPMG LLP acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), then our independent registered public accounting firm. As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as our independent registered public accounting firm.

Rothstein Kass had audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013, and for the periods from inception (September 24, 2012) to December 31, 2012 and December 31, 2013, as set forth in their report. Following their resignation, our Board of Directors approved the engagement of OUM as our new independent registered public accounting firm.

The audit reports of Rothstein Kass on Asterias’ financial statements for the years ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and December 31, 2012, and through the subsequent interim period preceding Rothstein Kass’ resignation, there were no disagreements between us and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their reports on our financial statements for such years.

During the fiscal years ended December 31, 2013 and to December 31, 2012, and through the subsequent interim period preceding Rothstein Kass’ resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2013 and December 31, 2012, and through the subsequent interim period preceding OUM’s engagement, we did not consult with OUM on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and OUM did not provide either a written report or oral advise to us that OUM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of OUM as our independent registered public accountants.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF OUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate fees billed to Asterias during the fiscal years ended December 31, 2015 and 2014 by Rothstein Kass, OUM, and with respect to Tax Fees, by Bolar, Hirsh, and Jennings, our tax advisor:

	Fiscal 2015 ($)	Fiscal 2014 ($)
Audit Fees(1)	$309,000	$372,000
Audit Related Fees(2)	68,200	62,800
Tax Fees(3)	20,500	60,300
Total Fees	$397,700	$495,100
(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Asterias’ consolidated annual financial statements included in our Annual Report on Form 10-K and review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements. For the fiscal years ended December 31, 2015 and 2014, aggregate fees for professional services billed by Rothstein Kass were $0 and $125,000, respectively and by OUM were $309,000 and $247,000, respectively.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Asterias’ consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings. For the fiscal years ended December 31, 2015 and 2014, aggregate fees for professional services billed by Rothstein Kass were $62,200 and $55,800, respectively and by OUM were $6,000 and $7,000, respectively.
(3)	Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions. For the fiscal years ended December 31, 2015 and 2014, fees for professional services billed by Rothstein Kass were $0 and $10,000, respectively, by Bolar, Hirsh, and Jennings were $20,500 and 50,300, respectively, and none by OUM.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee has considered whether the provisions of services described in the table above are compatible with maintaining auditor independence. Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods, and each of the permitted non-auditing services described above has been pre-approved by the Audit Committee. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to Asterias’ management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

The prior approval of the Board of Directors is required for the engagement of our auditors to perform any non-audit services for us. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Board of Directors, except to the extent otherwise permitted by applicable SEC regulations.

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, added Section 14A to the Exchange Act, which enables our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this information statement in accordance with the SEC’s rules. As described in detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to:

•	attract, motivate, and retain highly qualified executives;
•	align management and stockholder interests by tying a substantial percentage of executives’ compensation to financial performance of Asterias through the grant of stock options; and
•	compensate executives at levels competitive with peer companies.

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our stockholders with an advisory (nonbinding) vote to approve the compensation of our executive officers as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, the compensation tables and accompanying narrative disclosure.”

Because your vote is advisory, it will not be binding upon our Board of Directors, it will not overrule any decision by the Board and it will not create or imply any additional fiduciary duties on the Board or any member thereof. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. In 2014, our stockholders voted, and our Board determined, to hold a “Say-on-Pay” vote every two years and, therefore, our next say-on-pay vote is expected to take place at our 2018 annual meeting of stockholders.

Vote Required

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the executive compensation of our Named Executive Officers, on an advisory basis.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSALS OF STOCKHOLDERS

Stockholders who intend to present a proposal for action at our 2017 Annual Meeting of Stockholders must notify our management of such intention by notice received at our principal executive offices not later than January 24, 2017 for such proposal to be included in our proxy statement and form of proxy relating to such meeting. However, that if the date of our next annual meeting is more than thirty (30) days before or more than sixty (60) days after the one-year anniversary date of our 2016 Annual Meeting of Stockholders, a notice by the stockholder to be timely must be delivered, or mailed and received, at our principal executive offices, not later than the ninetieth (90th) day prior to the Annual Meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of the Annual Meeting was first made. In no event shall any adjournment of the next Annual Meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. All notices from stockholders who intend to present a proposal for action at our 2017 Annual Meeting must contain the information required by Article II, Section 2 of our Bylaws.

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2015, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Asterias.

We may deliver only one annual report and proxy statement to multiple shareholders sharing an address, unless we receive notice from the instructions to the contrary from those shareholders. We will deliver separate copies of the proxy statement and annual report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the proxy statement or annual report, you may contact us by telephone at (510) 456-3800, or by mail at 6300 Dumbarton, Fremont, California, 94555; Attention: c/o Corporate Secretary. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the proxy statement and annual report but would prefer to receive a single copy instead.

By Order of the Board of Directors,

Judith Segall
Corporate Secretary and Director

May 19, 2016

HOW TO ATTEND THE ANNUAL MEETING

If you plan on attending the Annual Meeting in person, we encourage you to email us in advance at InvestorRelations@asteriasbio.com, so that we can add your name to the list of attendees for building security purposes.

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Annual Meeting upon showing your proxy card, driver’s license, or other identification. You will be required to show a valid state issued identification card to enter the building where the annual meeting is held.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Annual Meeting, you should ask your broker for a “legal proxy.” You will be admitted to the Annual Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Annual Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own shares of Asterias. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Annual Meeting, the proxy form that accompanied your proxy statement.

APPENDIX A

AMENDMENT NO. 2 TO THE
ASTERIAS BIOTHERAPEUTICS, INC.
2013 EQUITY INCENTIVE PLAN

The Asterias Biotherapeutics, Inc. 2013 Equity Incentive Plan (the “Plan”) is hereby amended as set forth below, subject to shareholder approval:

I.

Section 4.1 of the Plan is hereby amended to read as follows:

4.1   Subject to adjustment in accordance with Section 11, a total of 11,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

II.

Section 4.2 of the Plan is hereby amended to read as follows:

4.2   Subject to adjustment in accordance with Section 11, no Participant shall be granted, during a calendar year, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

III.

Except as set forth herein, the Plan shall remain in full force and effect.

As adopted by the Board of Directors of Asterias Biotherapeutics, Inc. on April 19, 2016.

A-1

APPENDIX B

2013 EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1   General Purpose. The name of this plan is the BioTime Acquisition Corporation 2013 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable the Company, to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2   Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3   Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2.	Definitions.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“BAC” means BioTime Acquisition Corporation, a Delaware corporation, and any successor company or any parent company.

“Board” means the Board of Directors of BAC, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Subsidiary; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) willful conversion or misappropriation of corporate funds; (iv) gross negligence or willful misconduct with respect to the Company or an Subsidiary; or (v) material violation of any state or federal securities law.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(a) malfeasance in office;(b) gross misconduct or neglect;(c) false or fraudulent misrepresentation inducing the director’s appointment;(d) willful conversion or misappropriation of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means (a) the Series B common stock, par value $0.0001 per share, of BAC, or (b) the Series A common stock, par value $0.0001 per share, of BAC after all outstanding Shares of Series B common Stock of BAC have been converted into Series A common stock, or (c) such other securities of BAC as may be designated by the Board or Committee from time to time in substitution thereof.

“Company” means BAC and any or all of its Subsidiaries.

“Consultant” means any individual who is engaged by the Company to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual ha a Disability shall be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination o Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports (1) The stock options were granted on April 1, 2015 to the Reporting Person in connection with the Reporting Person's service on the Issuer's Board of Directors, subject to shareholder approval of an increase in the number of shares issuable under the Company's 2013 Equity Incentive Plan, which occurred on July 9, 2015 prices, including without limitation, the New York Stock Exchange, NYSE MKT, Nasdaq, or the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority or title and an increase in salary commensurate therewith), (ii) any material diminution of responsibilities, authority, title, status or reporting structure; (iii) a material reduction in the Participant’s base salary or bonus opportunity; or (iv) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means one or more goals established by the Board or Committee that must be attained by BAC or a Subsidiary, or a division, business unit or operational unit of BAC or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated b the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in- law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this BioTime Acquisition Corporation 2013 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock Award” means any Award granted pursuant to Section 7.2(a).

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally, but shall exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3.	Administration.

3.1   Authority of Committee. The Plan shall be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee shall have the authority:

(a)   to construe and interpret the Plan and apply its provisions;

(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e)   from time to time to select those Participants to whom Awards shall be granted;

(f)   to determine the number of shares of Common Stock to be made subject to each Award;

(g)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(j)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(k)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(l)   to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m)  to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2   Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.3   Delegation. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term “Committee” shall apply to any such committee. The Board may abolish the Committee at any time and revert in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4   Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any “covered employee” (as defined in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49) and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4.	Shares Subject to the Plan.

4.1   Subject to adjustment in accordance with Section 11, a total of 11,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2   Subject to adjustment in accordance with Section 11, no Participant shall be granted, during a calendar year, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.3   Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section shall be added back as one share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.	Eligibility.

5.1   Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date shall become effective only the individual becoming an Employee, Consultant or Director.

5.2   Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.   Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an

Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1   Term. An Option shall expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; provided, however, no Option shall be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of 5 years from the Grant Date.The expiration date of each Option shall be stated in the Award Agreement pertaining to the Option.

6.2   Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3   Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4   Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes- Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5   Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6   Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7   Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8   Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9   Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.	Provisions of Awards Other Than Options.

7.1   Stock Appreciation Rights.

(a)	General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)	Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)	Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Board or Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)	Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e)	Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

(f)	Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Board or Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)	Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2   Stock Awards.

(a)	General

A Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the “Restricted Period”). Each Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)	Restricted Stock and Restricted Stock Units
(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.
(ii)	Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or installment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.
(iii)	In the case of Restricted Stock sold to a Participant on an installment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or installment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock shall be sold to an Officer or Director on installment payment terms that would constitute an extension of credit in violation of in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.
(iv)	If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.
(v)	If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or installment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(vi)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions
(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii)	Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(iii)	The Board or Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.
(d)	Restricted Period

With respect to Stock Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement. The Board or Committee may, but shall not be required to, provide for an acceleration of the expiration of a Restricted Period upon the occurrence of a specified event.

(e)	Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (provided, that no fractional shares shall be issued) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f)	Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY

8.   Securities Law Compliance. All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue, or sale of any

Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or “blue sky” law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

(a)   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (i) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

(b)   Except as may otherwise be required by the Securities Act, the Company shall not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company shall have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

9.   Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	Miscellaneous.

10.1   Acceleration of Exercisability and Vesting. The Board or Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2   Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3   No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of BAC or an Subsidiary, and any applicable provisions of the corporate law of the state in which BAC or the Subsidiary is incorporated, as the case may be.

10.4   Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

11.   Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.	Effect of Change in Control.

12.1   In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1   Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, and Section 13.3 and Section 14.14, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2   Shareholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for shareholder approval, including, but not limited submissions for shareholder approval intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. If any Award is granted under the Plan prior to the date that the Plan has been approved by the shareholders of BAC, such Award shall be contingent upon the approval of the Plan by the shareholders of BAC. Further, the Board or Committee may make the payment of any Award contingent upon shareholder approval, for the purposes of compliance with Section 162(m) of the Code or otherwise.

13.3   No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

14.	General Provisions.

14.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

14.2   Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4   Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5   Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6   Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7   Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8   Delivery. Subject to Section 8 and Section 7.2(c), upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days shall be considered a reasonable period of time.

14.9   No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

14.10   Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11   Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12   Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13   Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14   Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.15   Expenses. The costs of administering the Plan shall be paid by the Company.

14.16   Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17   Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18   Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.  Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.  Termination or Suspension of the Plan. The Plan shall terminate automatically on March 9, 2023 which is ten years from the date the Plan was approved by the Company’s Board of Directors. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

17.  Effect of Dissolution, Merger or Other Reorganization. Upon the dissolution or liquidation of BAC, or upon a reorganization, merger or consolidation of BAC as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of BAC’s issue, or upon a sale of substantially all the property of BAC to, or the acquisition of more than eighty percent

(80%) of the Voting Securities of BAC then outstanding by, another corporation or person, this Plan shall terminate, and all unexercised Awards theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of BAC or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18.   Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of BioTime Acquisition Corporation on March 10, 2013.

0

ASTERIAS BIOTHERAPEUTICS, INC.

Proxy for Annual Meeting of Shareholders on June 9, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Stephen Cartt and Judith Segall, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock held of record by the undersigned on May 3, 2016, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Asterias Biotherapeutics, Inc., to be held at 2:00 p.m. on June 9, 2016 at the offices of Dentons US LLP located on the 24th Floor at 1221 Avenue of the Americas, New York, NY 10020-1089, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

ASTERIAS BIOTHERAPEUTICS, INC.

June 9, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Letter to Shareholders, Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at http://www.astproxyportal.com/ast/18617/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20930303000000001000 0 060916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.